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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 18, 2008

                              ONCOLOGIX TECH, INC.
           (Name of Small Business Issuer as Specified in Its Charter)

                                    0-15482
                            (Commission File Number)

            Nevada                                               86-1006416
(State or other jurisdiction of                              (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                                                                P.O. Box 8832
                           Grand Rapids, MI 49518-8832
                    (Address of principal executive offices)

                                 (616) 977-9933
                           (Issuer's telephone number)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01         Other Events.

     On August 18, 2008, Oncologix Tech, Inc. issued a press release pertaining to the signing of an Asset Purchase Agreement to sell its Oncosphere assets.

     The information in this Report shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: August 19, 2008                      ONCOLOGIX TECH, INC.


                                            By:  /s/  Judy Lindstrom
                                               --------------------------------
                                                      Judy Lindstrom, President

                                            By:  /s/  Michael A. Kramarz
                                               --------------------------------
                                                      Michael A. Kramarz,
                                                      Chief Financial Officer